                                                                   EXHIBIT 10.89

                                     ALLONGE

FOR VALUE RECEIVED, from BANK OF AMERICA, N.A., the receipt and sufficiency of which is hereby duly acknowledged, the undersigned does hereby grant, bargain, sell, assign, transfer and set over unto said BANK OF AMERICA, N.A., that certain Promissory Note, between H. IRWIN LEVY, as "Maker" and CENVILL INVESTORS, INC., as the initial Holder and Payee dated December 31, 1981 in the original principal amount of $12,532,997.13 which Promissory Note was assigned to RECREATION MORTGAGES, INC., by assignment dated December 30, 1991 from CV REIT, INC., as transferred via merger of RECREATION MORTGAGES, INC., and RECREATION MORTGAGES, L.P. pursuant to an Agreement and Plan of Merger dated December 30, 1997, and RECREATION MORTGAGES, L.P. warrants to BANK OF AMERICA, N.A., its successors and assigns, that RECREATION MORTGAGES, L.P. is the owner and holder of said Promissory Note will full power and authority to sell, assign, transfer and set over said Promissory Note to BANK OF AMERICA, N.A.

      This instrument shall be deemed an endorsement without recourse or warranty, except as provided above, of said Promissory Note to Bank of America, N.A., and shall be attached thereto, incorporated therein and made a part thereof.

      Dated this 15th day of June, 2004.

                                   RECREATION MORTGAGES, L.P.,
                                   a Delaware limited partnership, successor by merger to RECREATION MORTGAGES, INC., a Delaware corporation

                                   By: RECREATION MORTGAGES, L.L.C.,
                                       a Delaware limited liability company,
                                       General Partner

                                       By: /s/ CARL KRAUS.
                                           ------------------------------------
                                             CARL KRAUS,
                                             Its Chief Financial Officer

                                     ALLONGE

FOR VALUE RECEIVED, from BANK OF AMERICA, N.A., the receipt and sufficiency of which is hereby duly acknowledged, the undersigned does hereby grant, bargain, sell, assign, transfer and set over unto said BANK OF AMERICA, N.A., that certain Promissory Note, between CENTURY VILLAGE EAST, INC. and CENVILL COMMUNITIES, INC., collectively "Maker" and AMERICAN SAVINGS & LOAN ASSOCIATION OF FLORIDA, as the initial Holder and Payee dated March 1, 1975 in the original principal amount of $2,500,000,00 which Promissory Note was assigned to RECREATION MORTGAGES, INC., by assignment dated December 30, 1991 from CV REIT, INC. as transferred via merger of RECREATION MORTGAGES, INC. and RECREATION MORTGAGES, L.P. pursuant to an Agreement and Plan of Merger dated December
30, 1997, and RECREATION MORTGAGES, L.P. warrants to BANK OF AMERICA, N.A., its successors and assigns, that RECREATION MORTGAGES, L.P. is the owner and holder of said Promissory Note with full power and authority to sell, assign, transfer and set over said Promissory Note to BANK OF AMERICA, N.A.

      This instrument shall be deemed an endorsement without recourse or warranty, except as provided above, of said Promissory Note to BANK OF AMERICA, N.A., and shall be attached thereto, incorporated therein and made a part thereof.

      This Allonge is being executed pursuant to the terms of a loan from BANK OF AMERICA, N.A. to RECREATION MORTGAGES, L.P.

      Dated this 15th day of June, 2004.

                                       RECREATION MORTGAGES, L.P.,
                                       a Delaware limited partnership

                                       By: RECREATION MORTGAGES, L.L.C.,
                                           a Delaware limited liability company
                                           Its General Partner

                                           BY: /s/ CARL KRAUS
                                               ---------------------------------
                                               CARL KRAUS,
                                               Its Chief Financial Officer

                                     ALLONGE

FOR VALUE RECEIVED, from BANK OF AMERICA, N.A., the receipt and sufficiency of which is hereby duly acknowledged, the undersigned does hereby grant, bargain, sell, assign, transfer and set over unto said BANK OF AMERICA, N.A., that certain Promissory Note, between CENTURY VILLAGE EAST, INC and CENVILL COMMUNITIES, INC., collectively "Maker" and AMERICAN SAVINGS & LOAN ASSOCIATION OF FLORIDA, as the initial Holder and Payee dated March 1, 1975 in the original principal amount of $2,500,000,00 which Promissory Note was assigned to RECREATION MORTGAGES, INC., by assignment dated December 30, 1991 from CV REIT, INC. as transferred via merger of RECREATION MORTGAGES, INC, and RECREATION MORTGAGES, L.P., pursuant to an Agreement and Plan of Merger dated December
30, 1997, and RECREATION MORTGAGES, L.P. warrants to BANK OF AMERICA, N.A., its successors and assigns, that RECREATION MORTGAGES, L.P. is the owner and holder of said Promissory Note with full power and authority to sell, assign, transfer and set over said Promissory Note to BANK OF AMERICA, N.A.

      This instrument shall be deemed an endorsement without recourse or warranty, except as provided above, of said Promissory Note to BANK OF AMERICA, N.A. and shall be attached thereto, incorporated therein and made a part thereof.

      This Allonge is being executed pursuant to the terms of a loan from BANK OF AMERICA, N.A. to RECREATION MORTGAGES, L.P.

      Dated this 15th day of June, 2004.

                                        RECREATION MORTGAGES, L.P.,
                                        a Delaware limited partnership

                                        By: RECREATION MORTGAGES, L.L.C.,
                                            a Delaware limited liability company
                                            Its General Partner

                                        By: /s/ CARL KRAUS
                                            ----------------------------------
                                            CARL KRAUS,
                                            Its Chief Financial Officer

                                     ALLONGE

FOR VALUE RECEIVED, from BANK OF AMERICA, N.A., the receipt and sufficiency of which is hereby duly acknowledged, the undersigned does hereby grant, bargain, sell, assign, transfer and set over unto said BANK OF AMERICA, N.A., that certain Promissory Note, between CENTURY VILLAGE EAST, INC. and CENVILL COMMUNITIES, INC., collectively "Maker" and AMERICAN SAVINGS & LOAN ASSOCIATION OF FLORIDA, as the initial Holder and Payee dated March 1, 1975 in the original principal amount of $2,500,000.00 which Promissory Note was assigned to RECREATION MORTGAGES, INC., by assignment dated December 30, 1991 from CV REIT, INC. as transferred via merger of RECREATION MORTGAGES, INC. and RECREATION MORTGAGES, L.P. pursuant to an Agreement and Plan of Merger dated December 30,1997, and RECREATION MORTGAGES, L.P. warrants to BANK OF AMERICA, N.A, its successors and assigns, that RECREATION MORTGAGES, L.P. is the owner and holder of said Promissory Note with full power and authority to sell, assign, transfer and set over said Promissory Note to BANK OF AMERICA, N.A.

      This instrument shall be deemed an endorsement without recourse or warranty, except as provided above, of said Promissory Note to BANK OF AMERICA, N.A., and shall be attached thereto, incorporated therein and made a part thereof.

      This Allonge is being executed pursuant to the terms of a loan from BANK OF AMERICA, N.A. to RECREATION MORTGAGES, L.P.

      Dated this 15th day of June, 2004.

                             RECREATION MORTGAGES, L.P.,
                             a Delaware limited partnership

                             By:  RECREATION MORTGAGES, L.L.C.,
                                  a Delaware limited liability company
                                  Its General Partner

                                  By: Carl Kraus
                                      ---------------------------------------
                                      CARL KRAUS,
                                      Its Chief Financial Officer

                                                CFN 20040349079
                                                OR BK 17125 PG 1198
                                                RECORDED 06/16/2004 16:21:54
                                                Palm Beach County, Florida
                                                Dorthy H Wilken, Clerk of Court

PREPARED BY RETURN TO:
JOHN F. FLANIGAN, ESQ.
MOYLE, FLANIGAN.ET AL.
615 N. FLAGLER DRIVE, 9TH FLOOR
WEST PALM BEACH, FLORIDA 33401

                    ASSIGNMENT OF MORTGAGE AND LOAN DOCUMENTS

KNOW ALL MEN BY THESE PRESENTS:

      THAT RECREATION MORTGAGES, L.P., a Delaware limited partnership as successor by merger to RECREATION MORTGAGES, INC., a Delaware corporation ("Assignor"), in consideration of the sum of TEN DOLLARS ($10.00) received from or on behalf of BANK OF AMERICA, N.A., a national banking association ("Assignee"), at or before the ensealing and delivery these presents, the receipt whereof is hereby acknowledged, does hereby grant, bargain, sell, assign, transfer and set over, without representation, warranty or recourse, except as herein expressly provided unto the Assignee, any and all of Assignor's right, title and interest in and to the following Loan Documents ("Loan Documents") described in Exhibit "A" attached hereto and made a part hereof.

      TOGETHER WITH all obligations described in the Mortgage, Note and Loan Documents mentioned hereinabove or referred to herein and the monies due and to become due thereon with interest from and including June 15, 2004.

      TO HAVE AND TO HOLD the same unto the Assignee, and its successors and assigns, forever.

      Assignor represents and warrants to Assignee that it is the owner and holder of all documents described in Exhibit "A" hereto with full power and authority to sell, assign, transfer, and set over and deliver all of the said Loan Documents to Assignee.

      IN WITNESS WHEREOF, the undersigned, as authorized officer of Assignor, has set his hand and seal and the seal of the Assignor this day and year shown below.

                            RECREATION MORTGAGES, L.P.,
                            a Delaware limited partnership

                            By: RECREATION MORTGAGES, L.P.,
                                a Delaware limited liability company,
                                General Partner

                                By:  CARL KRAUS
                                     ---------------------------
                                     CARL KRAUS,
                                     Its Chief Financial Officer

STATE OF PENNA.
COUNTY OF PHILA.

      THE FOREGOING instrument was acknowledged before me this 11th day of June, 2004 by CARL KRAUS as the Chief Financial Officer of RECREATION MORTGAGES, LLC, a Delaware limited liability company, as General Partner of RECREATION MORTGAGES, L.P., a Delaware limited partnership, on behalf of the Partnership.

He/She:______ is personally known to me, or

______ has produced _____________ as identification.

                                          /s/ SUSAN B. BUSH
                                          -----------------------------
        (NOTARY STAMP)                    NOTARY PUBLIC
                                          NOTARY NAME:  SUSAN B. BUSH
                                          Serial (Commission) Number: 1021029

                                                                 [NOTARIAL SEAL]

                                   EXHIBIT "A"
                                 LOAN DOCUMENTS

1. Promissory Note dated December 31,1981 in the original principal amount of $12,532,997.13, executed by H. Irwin Levy in favor of Cenvill Investors, Inc.

2. Mortgage from H. Irwin Levy to Cenvill Investors, Inc. dated December 31, 1981, recorded January 20,1982, in Official Records Book 3661, Page 1336, as affected by that Subordination Agreement recorded in Official Records Book 3661, Page 1368, by that Agreement recorded in Official Records Book 5523, Page 189, by that Agreement Regarding Notice of Defaults recorded in Official Records Book 5728, Page 436 and by that Agreement recorded in Official Records Book 7077, Page 1806 Said Mortgage was modified by Agreement of Modification of Mortgage recorded March 11, 1991, in Official Records Book 6751, Page 1416, and by Second Agreement of Modification of Mortgage recorded May 23, 1991, in Official Records Book 6833, Page 574, as assigned to NCNB National Bank of Florida and to National Westminster Bank USA by instrument recorded May 23,1991, in Official Records Book 6834,Page 208, as affected by Termination, Release and Re-Assignment of Note and Mortgage recorded January 3, 1992, in Official Records Book 7078, Page 6, as assigned to Recreation Mortgages, Inc., a Delaware corporation, by instrument recorded January 3,1992, in Official Records Book 7077, Page 1813; as assigned to Bankers Trust Company, a New York banking corporation, recorded January 3, 1992, in Official Records Book 7077, Page 1806, all of the Public Records of Palm Beach County, Florida.

3. Collateral Assignment of Leases and Rents dated December 31, 1981 from H. Irwin levy to Cenvill Investors, Inc., recorded January 20, 1982 in Official Records Book 3661, Page 1353,Public Records of Palm Beach County, Florida.

4. All other documents (and the collateral referred to therein) executed and delivered by H. Irwin Levy in connection with the $12,532,997.13 Promissory Note dated December 31,1981 from H. Irwin Levy to Cenvill Investors, Inc.